Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Taxes (Details) [Line Items]
Unified enterprise income tax rate	25.00%
Income tax rate	15.00%
Statutory income tax rate	15.00%
Subsidiaries in PRC are subject to income tax rate	25.00%
Decreased income taxes (in Dollars)	$ 89,850	$ 25,735	$ 595,556
Net income per share (in Dollars per share)			$ 0.07
Description of net operating loss carryforwards	As of December 31, 2021, the Company has approximately $4.6 million net operating loss (“NOL”) carryforwards with expirations by 2026.
Valuation allowance against (in Dollars)	$ 738,187	$ 517,537
Minimum [Member]
Taxes (Details) [Line Items]
Value add tax standard rates	6.00%
Maximum [Member]
Taxes (Details) [Line Items]
Value add tax standard rates	13.00%